Dividends	12 Months Ended
Apr. 27, 2013
Dividends
22.	Dividends

The Company paid a dividend to preferred shareholders in the amount of $15,767 and $7,081 in fiscal 2013 and fiscal 2012, respectively.

The Company paid no dividends to common stockholders during fiscal 2013 and 2012. During fiscal 2011, the Company paid a dividend of $0.25 per share on June 30, 2010 to stockholders of record at the close of business on June 11, 2010, on September 30, 2010 to stockholders of record at the close of business on September 9, 2010 and on December 31, 2010 to stockholders of record at the close of business on December 10, 2010. On February 22, 2011, the Company announced that its Board of Directors was suspending its quarterly dividend payment of $0.25 per share. This provided the Company the financial flexibility to continue investing into its high growth digital strategies.